                               AETNA MUTUAL FUNDS

                                SMART SOLUT!ONS

                                           FROM AETNA

                                                AETNA
                                                   INCOME
                                                     FUNDS


                               [GRAPHIC OF LAPTOP]


Annual Report
October 31, 2000


                         ENGINEERING BETTER INVESTMENTS

                               PRESIDENT'S LETTER

 Dear Fellow Shareholder,
 October 31, 2000

 Thank you for investing in the Aetna Series Fund, Inc. With nearly 8,000 mutual funds available in today's market, we appreciate your confidence in us.

 The twelve months ended October, 2000 witnessed much volatility in the U.S. stock markets. For the past ten months, the major stock markets have all declined: S&P 500 Index, off 1.8%; NASDAQ Composite Index, down 17.2%; Dow Jones Industrial Average, minus 3.4%. Technology stocks in particular were hit with a sharp decline in the latter part of this 12-month period. Still, each of the indices remained in positive territory for the 12-month period, due to the exceptionally strong performance during the last two months of 1999.

 Over the course of the year, the Federal Reserve (the "Fed") continued a series of rate increases that resulted in the Fed funds rate climbing from 5.45% to 6.5% as of October 31, 2000. The impact of rising interest rates and oil prices was reflected in the U.S. Gross Domestic Product, which slowed from an 8.3% annual rate in the last quarter of 1999 to an estimated 2.7% in the third quarter of 2000. International investing was negatively affected by the spike in oil prices and the strength of the U.S. dollar versus the Euro. Nevertheless, U.S. economic and corporate earnings outlooks remained robust as this report period closed, and market breadth, i.e. the number of stocks advancing versus declining, has improved. Thus it appears that the Fed has been able to slow the economy to a sustainable growth rate.

 The Fund and its advisor, Aeltus Investment Management, Inc., continuously strive to improve products and services for the benefit of the shareholders. Here are some highlights of our recent efforts:

  . AETNA PRINCIPAL PROTECTION FUNDS II, III AND IV enjoyed successful offerings, as investors committed more than $450 million to the funds. AETNA INDEX PLUS PROTECTION FUND (offering a lower minimum investment of $5,000) is in its offering period until November 30, 2000. These funds are designed to appeal to a broad range of investors seeking downside protection with upside market potential.

  .
     On December 22, 1999, Aeltus acquired a minority equity interest in ELIJAH ASSET MANAGEMENT, LLC (EAM), a skilled manager of specialized growth and technology funds.

  . AETNA TECHNOLOGY FUND was launched on March 1, 2000. Sub-advised by EAM, the fund seeks long-term capital appreciation by investing primarily in technology-sector stocks.


 Following approval of shareholders and your Board of Directors, four funds (Aetna Mid Cap Fund, Aetna Real Estate Securities Fund, Aetna High Yield Fund and Aetna Index Plus Bond Fund) were liquidated on August 25, 2000, due to low investor interest and resultant high fund expenses.


 As 2000 draws to an end, we want to reaffirm our commitment to bring you the best of products and services. Again, we greatly appreciate and value your continued confidence in our funds and in Aeltus.

 Sincerely,

[LOGO]

J. Scott Fox
President
Aetna Series Fund, Inc.

 A prospectus containing more complete information including charges and expenses is available from your financial advisor, at www.aetnafunds.com, or by calling
 800-238-6263, option 2. Read the prospectus carefully before investing.

TABLE OF CONTENTS

President's Letter.....................................................i
INCOME FUNDS:
Investment Review......................................................1
Portfolios of Investments:
 Aetna Bond Fund.......................................................9
 Aetna Government Fund.................................................12
 Aetna Money Market Fund...............................................13
Statements of Assets and Liabilities...................................15
Statements of Operations...............................................17
Statements of Changes in Net Assets....................................18
Notes to Financial Statements..........................................24
Additional Information.................................................31
Financial Highlights...................................................34
Independent Auditors' Report...........................................46

[LOGO]

               Page # Jan-92                          Dec-92                          Dec-93
Aetna Bond
Fund (Class I)  1     10,000   9,900  10,290  10,860  10,670  11,160  11,470  11,771  11,820  11,530  11,333  11,428
Lehman Brothers
Aggregate
Bond Index      1     10,000   9,872  10,271  10,712  10,741  11,185  11,481  11,781  11,788  11,450  11,332  11,401

               Page #  Dec-94                          Dec-95                          Oct-96
Aetna Bond
Fund (Class I)  1      11,432  11,921  12,610  12,827  13,379  13,171  13,225  13,463  13,696  13,888  13,985  14,612
Lehman Brothers
Aggregate
Bond Index      1      11,444  12,021  12,753  13,003  13,557  13,317  13,393  13,641  13,944  14,094  14,182  14,877

               Page #  Oct-97                         Oct-98                          Oct-99                          Oct-00
Aetna Bond
Fund (Class I)  1      14,751  15,069 15,261  15,569  15,890  16,319  16,181  15,926  16,138  15,970  16,154  16,611  16,925
Lehman Brothers
Aggregate
Bond Index      1      15,183  15,604 15,725  16,043  16,598  16,862  16,712  16,443  16,686  16,551  16,923  17,424  17,905


       Average Annual Total Returns
  for the period ended October 31, 2000*
--------------------------------------------
--------------------------------------------
Class I       4.88%    5.37%       6.14%
--------------------------------------------
Class A:
 POP (1)     -0.35%    3.86%       4.95%
 NAV (2)      4.62%    4.88%       5.53%
--------------------------------------------
Class B:
 w/CDSC (3)  -1.21%    3.98%       5.09%
NAV           3.76%    4.32%       5.09%
--------------------------------------------
Class C:
 w/CDSC (4)   2.77%    4.31%       5.08%
NAV           3.76%    4.31%       5.08%
--------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                                AETNA BOND FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Bond Fund Class I shares generated a 4.88% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, Lehman Brothers Aggregate Bond Index(a), returned 7.30% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Growth, as measured by Gross Domestic Product (GDP), has moderated over the past twelve months from 8.3% in the fourth quarter of 1999 to an estimated 2.7% in the third quarter of 2000. However, the growth trend appears strong as consumption shows little sign of slowing. Much of this third quarter slowing is attributable to a temporary reduction in government spending.
                                                               See Definition of

Terms.                                                                      1

During the year, the Federal Reserve ("the Fed") increased the Fed Funds rate by 100 basis points to 6.50%. (One basis point is equal to one hundredth of a percent, or 0.01%.) These tightenings increased short-term Treasury yields, while longer-term yields were held down by reduced Treasury supply. For the year, two-year Treasuries increased in yield by 14 basis points, while thirty-year Treasuries declined in yield by 38 basis points due to reduced supply. Inflation remains tame at the consumer level. However, with tight labor markets, the Fed will be watching wage inflation closely. Of particular concern is the impact that slowing growth could have on productivity, and hence wage inflation. The employment cost index has increased in the past year, particularly the benefits component. With the moderating economy and a tempered outlook for investment spending, the Fed is most likely to be on the sidelines in the near term.

Spreads in most sectors have widened due to concerns about credit quality. For the year, investment grade corporates underperformed Treasuries of similar duration by nearly 300 basis points, while high yield corporates underperformed by more than 900 basis points due to increased default levels. One bright spot was emerging markets. Due to improving economies (driven by oil) and recovery of spreads from distressed levels, emerging market securities outperformed Treasuries by over 900 basis points. The U.S. dollar continued to be strong, appreciating versus the Euro despite its good fundamental value. This will most likely continue until there are signs that U.S. stock market returns revert to more normal levels, European economies show stronger growth, and capital flows into the U.S. rather than out. For the year, the dollar appreciated from 1.05 dollars/Euro to 0.85.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Performance of the Fund was negatively impacted by exposure to non-dollar assets, specifically Euro-denominated government bonds, as the strong dollar continued despite our expectations that this trend would begin to reverse. With weaker domestic stock markets and much of the Euro depreciation due to capital inflows into the U.S., we continue to expect these flows to reverse, with the uncertainty being the timing.

Also having a negative impact on performance was our duration posture, as our expectation that rates would increase due to Fed tightening was not realized despite strong growth in consumption and tight labor markets. The impact of reduced Treasury supply offset much of the expected increase in yields. However, we continue to believe the economy has underlying strength, which could lead to increasing inflation and higher yields.

We have correctly forecasted the deterioration in credit quality, and have been underweight in corporates through most of the year. While our high yield exposure has been low, we were negatively impacted at the security level by some telecommunications issues that deteriorated.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe that credit quality will continue to deteriorate, and expect to maintain an underweight position in investment grade corporates and only a modest exposure to high yield bonds. However, spreads are more attractive than a year ago, and at some point when pricing dictates, we expect to reverse our stance on credit. Also, we remain more comfortable in the other investment grade sectors - mortgage-backed securities, particularly - due to their attractive valuations and strong credit quality versus corporates.

We continue to believe we are near the peak of dollar strength versus the Euro, and with moderations in the stock market, we believe we could see the Euro strengthen as European economies strengthen relative to the U.S. and capital flows reverse. We also expect to remain short duration, as we think the current level of yields underestimates the true strength in the domestic economy and the inflation risks.


2 See Definition of Terms.

QUALITY RATINGS
AAA                               77.8%
AA                                 1.5%
A                                 10.6%
BBB                                5.2%
BB                                 0.5%
B                                  0.4%
N/R*                               4.0%


MATURITY DISTRIBUTION
 0 - 1 year                       30.2%
 1 - 5 years                      12.0%
 5 - 10 years                     18.8%
10 - 20 years                      4.9%
20 + years                        34.1%


*The Not Rated (N/R) indication is used by securities rating services (such as Standard & Poor's or Moody's) and mercantile agencies (such as Dun & Bradstreet) to show that a security or a company has not been rated. It has neither negative nor positive implications.

The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                               See Definition of

Terms.                                                                      3

               Page #  Jan-94                          Dec-94                          Dec-95
Aetna
Government
Fund (Class I)  4      10,000   9,790   9,739   9,784   9,811  10,254  10,779  10,932  11,380  11,173  11,196  11,382
Lehman Brothers
Intermediate
Government
Bond Index      4      10,000   9,815   9,760   9,835   9,825  10,234  10,712  10,878  11,241  11,165  11,240  11,433

               Page # Oct-96                         Oct-97                          Oct-98
Aetna
Government
Fund (Class I)  4     11,583 11,677  11,737  12,310  12,554  12,894  12,959  13,205  13,625  13,787  13,721  13,545
Lehman Brothers
Intermediate
Government
Bond Index      4     11,621 11,743  11,827  12,243  12,472  12,766  12,852  13,077  13,658  13,730  13,668  13,606

               Page #   Oct-99                         Oct-00
Aetna
Government
Fund (Class I)  4       13,705  13,605 13,944  14,298  14,654
Lehman Brothers
Intermediate
Government
Bond Index      4       13,769  13,689 13,955  14,308  14,694

[LOGO]

       Average Annual Total Returns
  for the period ended October 31, 2000*
--------------------------------------------
--------------------------------------------
Class I       6.92%    5.73%       5.76%
--------------------------------------------
Class A:
 POP (1)      1.58%    4.23%       4.45%
 NAV (2)      6.65%    5.25%       5.19%
--------------------------------------------
Class B:
 w/CDSC (3)   0.88%    4.33%       4.70%
NAV           5.88%    4.67%       4.70%
--------------------------------------------
Class C:
 w/CDSC (4)   4.89%    4.68%       4.71%
NAV           5.89%    4.68%       4.71%
--------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/04/94), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                             AETNA GOVERNMENT FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Government Fund Class I shares generated a 6.92% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, Lehman Brothers Intermediate Government Bond Index(b), returned 6.73% for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

Growth, as measured by Gross Domestic Product (GDP), has moderated over the past twelve months from 8.3% in the fourth quarter of 1999 to an estimated 2.7% in the third quarter of 2000. However, trend growth appears strong as consumption shows little sign of slowing. Much of the third quarter slowing was attributable to a temporary reduction in government spending.

4 See Definition of Terms.

During the year, the Federal Reserve ("the Fed") has increased the Fed Funds rate 100 basis points to 6.50%. (One basis point is equal to one hundredth of a percent, or 0.01%.) With the economy moderating and a tempered outlook for investment spending, the Fed is most likely to remain on the sidelines in the near term. These tightenings increased short term Treasury yields, while longer-term yields were held down by reduced Treasury supply. For the year, two-year Treasuries increased in yield by 14 basis points, while thirty-year Treasuries declined in yield by 38 basis points, due to reduced supply.

Inflation remains tame at the consumer level. However, with tight labor markets, the Fed will be watching wage inflation closely. Of particular concern is the impact that slowing growth could have on productivity, and hence wage inflation. The employment cost index has increased in the past year, particularly the benefits component.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

Performance for the year was positively impacted by an overweight in the back-end of the Treasury curve which outperformed all other parts of the curve, mostly due to the larger than expected Treasury buy-back program. The overweight was removed in the third quarter of 2000 as the back-end began to under-perform due to a combination of higher oil prices, fears of an economic hard landing, and the market rethinking its expectations of the elimination of the long bond.

The Fund also had exposure to Treasury Inflation Index bonds which performed very well during the period due to higher oil prices and rising fears of inflation.

Duration was mixed. A short duration posture through much of the first quarter was a detriment. However, we remained short duration through much of the April sell-off and neutral to modestly long during the rally in mid-May, leading to gains. Our short duration posture during the third quarter of 2000 had a negative impact on results as short and intermediate Treasuries all rallied.

The Fund has exposure to both government agencies and mortgage-backed securities. In total this led to modest positive performance versus Treasuries, with agencies slightly underperforming and mortgages modestly outperforming.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We remain comfortable with our government agency and mortgage-backed securities positions, particularly due to their attractive valuations and strong credit quality versus corporates. Agencies are looking more attractive now as most of the regulatory risk that surfaced during the year and created uncertainty has past. We also expect to remain short duration, as we think the current level of yields underestimates the true strength in the domestic economy and the inflation risks.

QUALITY RATINGS
AAA                              100.0%


MATURITY DISTRIBUTION
 0 - 1 year                       22.5%
 1 - 5 years                      27.5%
 5 - 10 years                     15.5%
10 - 20 years                     15.0%
20 + years                        19.5%


The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.
                                                               See Definition of

Terms.                                                                      5

[LOGO]

               Page # Jan-92                          Dec-92                          Dec-93
Aetna Money
Market Fund
(Class I)       6     10,000  10,104  10,210  10,308  10,404  10,488  10,572  10,656  10,744  10,834  10,934  11,057
IBC's Money
Fund Average/
All Taxable
Index           6     10,000  10,096  10,184  10,263  10,334  10,404  10,472  10,541  10,611  10,684  10,773  10,878

               Page #  Dec-94                         Dec-95                          Oct-96
Aetna Money
Market Fund
(Class I)       6      11,205 11,365  11,536  11,706  11,875  12,031  12,187  12,347  12,402  12,574  12,731  12,905
IBC's Money
Fund Average/
All Taxable
Index           6      11,003 11,148  11,299  11,446  11,592  11,731  11,869  12,009  12,056  12,200  12,346  12,498

               Page #  Oct-97                         Oct-98                          Oct-99                          Oct-00
Aetna Money
Market Fund
(Class I)       6      13,083  13,259 13,426  13,608  13,783  13,951  14,113  14,277  14,450  14,652  14,855  15,079  15,313
IBC's Money
Fund Average/
All Taxable
Index           6      12,653  12,811 12,969  13,128  13,287  13,434  13,578  13,725  13,881  14,053  14,237  14,440  14,652


       Average Annual Total Returns
  for the period ended October 31, 2000*
--------------------------------------------
--------------------------------------------
Class I       5.97%    5.42%       4.95%
--------------------------------------------
Class A       5.97%    5.42%       4.95%
--------------------------------------------
Class B:
 w/CDSC (3)  -0.08%    4.04%       3.91%
NAV           4.92%    4.38%       3.91%
--------------------------------------------
Class C       5.97%    5.42%       4.95%
--------------------------------------------


*Total Return is calculated including reinvestment of income and capital gain distributions. For periods prior to the inception of Class A, Class B and Class C, the performance of each class is calculated by using the performance of Class I since its inception date (01/03/92), adjusted for fees and expenses charged to the appropriate class. Class I, Class A, Class B and Class C shares participate in the same portfolio of securities. Past performance is no guarantee of future results. Investment return and principal of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
**Effective April 3, 2000, the benchmark of the fund, IBC's Money Fund Average/All Taxable Index, has changed its name to the iMoneyNet All Taxable Average Index.

                            AETNA MONEY MARKET FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Money Market Fund Class I shares generated a 5.97% total return, net of fund expenses, for the year ended October 31, 2000. The benchmark, iMoneyNet All Taxable Average Index(c), returned 5.54% for the same period. As of October 31, 2000, the Fund reported a 7-day yield of 6.20% with an average weighted maturity of 40 days.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The beginning of the year reflected market expectations of continued Federal Reserve ("the Fed") tightenings and higher short-term rates. As a result, the yield curve was inverted for much of this time. Volatility in the capital markets throughout the year led investors to increase their cash holdings. This incremental demand at the short end of the yield curve has caused spreads to narrow.

Recently, Treasury bond yields have declined, factoring in a slowing economy and the market expectation that no further action by the Fed will be necessary. The yield curve has become less inverted due to declines in 30-year Treasury yields and

6 See Definition of Terms.

large investor demand in the three-month area of the money market curve. Expecting no additional tightening in the Fed's monetary policy for the foreseeable future, money markets have virtually removed this factor from their pricing.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST TWELVE MONTHS?

The Fund maintained an overweight position in both the floating rate and asset-backed (ABS) note sectors throughout much of the year. The Fund's overweight position in floating rate instruments enabled the Fund to quickly reflect Fed tightenings. The Fund strategically adjusted its weighted average maturity, shortening its days before anticipated Fed tightenings and lengthening at the end of June and September, in order to maximize the benefits of higher yields.

Asset-backed issuance for the second calendar quarter surged, causing spreads to widen considerably. We added numerous ABS purchases as a result. ABS spreads tightened later in the reporting period as investor demand increased in the short end. The Fund continued to add to the sector because yield pickup remained more attractive than traditional money market instruments.

WHAT IS YOUR OUTLOOK GOING FORWARD?

While Treasury yields have declined on the expectation that the Fed is done tightening, consumer demand continues to be strong, largely financed by prior stock market and housing asset inflation as well as consumer debt. Given tight labor markets, this growth is above sustainable levels under most reasonable assumptions for productivity growth. The large current account deficit provides support for our view that the dollar could weaken. Combined with high oil prices, this could cause inflation to continue to increase at the same time that growth decelerates. This scenario could cause interest rates to rise or spreads to widen.

There continues to be strong demand throughout the curve, especially in the two- to six-month maturity range where the supply is lighter and the yield pickup is greater. The strong bid for ABS paper should also continue, as term investors shorten up and use ABS as a cash surrogate.

Against this framework, we expect to maintain a weighted average maturity that is modestly shorter than our competitors, until technical or other factors cause market conditions to reverse and there is greater value in term paper. Despite narrower spreads, we plan on maintaining our overweight in the ABS sector, both as a means to acquire incremental yield and to provide credit quality stability.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

QUALITY RATINGS*
Tier 1                           100.0%
Tier 2                               --


MATURITY DISTRIBUTION
 1 - 30 days                      41.3%
 31 - 60 days                     17.3%
 61 - 90 days                      2.7%
 91 - 120 days                     1.1%
121 - 180 days                     5.4%
181 - 397 days                    32.2%

*Tier 1 securities are, or are comparable to, securities which are rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations (NRSROs) or by the only NRSRO that has rated the security. Tier 2 securities are securities that have received the requisite rating in one of the two highest categories, but are not Tier 1.

The opinions expressed reflect those of the portfolio manager only through October 31, 2000. The manager's opinions are subject to change at any time based on market and other conditions. The composition, industries and holdings of the Fund are subject to change.

                                                               See Definition of

Terms.                                                                      7

DEFINITION OF TERMS

(1)
  On February 2, 1998, the Funds redesignated Adviser Class shares as Class A shares. For periods prior to that date, Class A performance is calculated by using the performance of Class I shares and deducting the Class A front-end load and internal fees and expenses applicable to the Class A shares. The maximum load for the Income Funds is 4.75%, excluding the Money Market Fund.
  The POP (public offering price) returns reflect this maximum load.
(2)NAV (net asset value) returns are net of Fund expenses only and do not reflect the deduction of a front-end load or contingent deferred sales charges. This charge, if reflected, would reduce the performance results shown.
(3)
  The Funds began offering Class B shares on March 1, 1999. For periods prior to that date, Class B performance is calculated using the performance of
  Class I shares and deducting the internal fees and expenses applicable to the
  Class B shares. Class B share returns with CDSC (contingent deferred sales charge) reflect the deduction of a maximum CDSC, assuming full redemption at the end of the period. The CDSC applies for all shares redeemed prior to the end of the first six years of ownership. The CDSC charges are as follows:
  Year 1 - 5%, Year 2 - 4%, Year 3 - 3%, Year 4 - 3%, Year 5 - 2%, Year 6 - 1%.
(4)
  The Funds began offering Class C shares on June 30, 1998. For periods prior to that date, Class C performance is calculated using the performance of
  Class I shares and deducting the internal fees and expenses applicable to the
  Class C shares. Class C share returns for periods less than 18 months reflect the deduction of the contingent deferred sales charge of 1%.
(a)The Lehman Brothers Aggregate Bond Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index,
  Mortgage-Backed Securities Index and the Asset-Backed Securities Index.
(b)The Lehman Brothers Intermediate Government Bond Index is composed of all publicly issued, nonconvertible, domestic debt of the U.S. government or agency, quasi-federal corporations, or corporate debt guaranteed by the U.S.
  government with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.
(c)The iMoneyNet All Taxable Average Index (formerly the IBC Money Fund
  Average/All Taxable Index) is an average of the returns of more than 250 money market mutual funds surveyed each month by iMoneyNet, Inc.

The unmanaged indices described above are not available for individual investment.

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
BOND


                                          NUMBER OF         MARKET VALUE
                                          CONTRACTS
                                         --------------     --------------
CALL OPTIONS (0.1%)
Euro Currency Option Callable .8490,
 03/05/01..............................         5,967       $     18,927
Euro Currency Option Callable .8609,
 03/05/01..............................         7,017             18,912
Euro Currency Option Callable .8925,
 02/05/01..............................         6,041              7,839
Euro Currency Option Callable .9025,
 02/05/01..............................         9,676             10,908
TOTAL CALL OPTIONS (COST $103,215)                                56,586
                                                            --------------
PUT OPTIONS (0.1%)
U.S. Treasury Option Put 6.25%,
 02/05/01..............................         1,080              1,308
U.S. Treasury Option Put 6.38%,
 01/05/01..............................         4,895              2,677
U.S. Treasury Option Put 6.75%,
 01/05/01..............................         2,480              6,975
Venezuela DBC Option Put 83.75,
 02/05/01..............................           267              6,513
Venezuela DBC Option Put 84.50,
 02/05/01..............................           267              7,282
TOTAL PUT OPTIONS (COST $71,080)                                  24,755
                                                            --------------
                                          PRINCIPAL
                                            AMOUNT
                                         --------------
LONG-TERM BONDS AND NOTES (108.0%)
CORPORATE BONDS (31.5%)
AEROSPACE/DEFENSE (3.0%)
Lockheed Martin Corp.,8.95%,05/15/01 *    $ 1,550,000          1,565,500
                                                            --------------
AUTO PARTS & EQUIPMENT (2.9%)
TRW, Inc.,6.45%,06/15/01 ..............     1,500,000          1,492,500
                                                            --------------
AUTOMOTIVE (0.2%)
DaimlerChrysler NA Holdings Inc.,             135,000            130,704
 7.20%,09/01/09 .......................
                                                            --------------
BEVERAGES - ALCOHOLIC (0.3%)
Diageo Capital Plc,7.25%,11/01/09 .....       140,000            135,846
                                                            --------------
CELLULAR/WIRELESS TELECOMMUN. (1.5%)
AT&T Canada Inc.,Zero Coupon,06/15/08 .       305,000            244,052
Telephonica Europe BV,7.75%,09/15/10 ..       285,000            285,351
Vodafone AirTouch Plc,7.75%,02/15/10 ++       260,000            264,781
                                                                 794,184
                                                            --------------
COMMUNICATIONS EQUIPMENT (0.5%)
Cox Communications Inc.,6.85%,01/15/18        260,000            235,300
                                                            --------------
CORPORATE FINANCE (5.5%)
Bank One Corp.,7.88%,08/01/10 .........       260,000            261,074
CIT Group, Inc. (The),7.63%,08/16/05 ..       295,000            294,693
First Union Corp.,7.55%,08/18/05 ......       255,000            256,372
Ford Motor Credit Corp.,7.60%,08/01/05      1,055,000          1,060,592
Ford Motor Credit Corp.,7.88%,06/15/10        390,000            391,080
General Electric Capital Corp.,
 8.30%,09/20/09 .......................        80,000             87,077
General Motors Acceptance Corp.,
 7.50%,07/15/05 .......................       260,000            262,335
Southern Energy,7.90%,07/15/09 ........       260,000            248,752
                                                               2,861,975
                                                            --------------
CORPORATE FOREIGN (0.0%)
RSL Communications Plc,10.50%,11/15/08        105,000             14,700
                                                            --------------
CORP. INDUSTRIAL - CAPITAL GOODS (4.5%)
Boeing Capital Corp.,7.38%,09/27/10 ...       265,000            268,572
Bombardier Capital Inc.,7.50%,10/17/05        130,000            129,779

                                         --------------     --------------
CORP. INDUSTRIAL - CAPITAL GOODS
 (CONTINUED)
Raytheon Co.,5.95%,03/15/01 * .........     1,500,000       $  1,490,625
Raytheon Co.,6.15%,11/01/08 ...........       260,000            237,993
Tyco International Group
 SA,5.88%,11/01/04.....................       195,000            185,615
                                                               2,312,584
                                                            --------------
CORP. INDUSTRIAL - CONSUMER CYCLICAL
 (0.4%)
WestPoint Stevens
 Inc.,7.88%,06/15/05-06/15/08..........       310,000            229,500
                                                            --------------
CORPORATE INDUSTRIAL - ENERGY (0.9%)
Baker Hughes Inc.,6.25%,01/15/09 ......        30,000             28,323
Repsol International
 Finance,7.45%,07/15/05................       416,000            418,105
                                                                 446,428
                                                            --------------
CORPORATE UTILITIES (1.4%)
Duke Energy Field Services, Inc.,
 7.88%,08/16/10 .......................       290,000            295,565
Hyperion Telecom Corp.,
 Zero Coupon,04/15/03 .................        75,000             58,500
IMPSAT Fiber Networks
 Inc.,13.75%,02/15/05..................       148,000            120,620
Unilever Capital Corp.,6.88%,11/01/05..      1260,000            258,131
                                                            --------------
                                                                 732,816
                                                            --------------
DISTRIBUTORS - FOOD & HEALTH (0.7%)
ConAgra Foods, Inc.,7.50%,09/15/05 ....       345,000            348,298
                                                            --------------
ELECTRIC COMPANIES (5.1%)
Dominion Resources, Inc.,8.13%,06/15/10       260,000            268,076
Edison International
 Inc.,6.88%,09/15/04...................       115,000            111,857
Pacific Gas & Electric
 Co.,7.38%,11/01/05....................       330,000            329,429
Reliant Energy Inc.,6.95%,01/10/01 * ..     2,000,000          1,973,900
                                                               2,683,262
                                                            --------------
FINANCIAL - DIVERSIFIED (1.3%)
Citigroup Inc.,7.25%,10/01/10 .........       260,000            258,344
Qwest Capital Funding
 Inc.,7.75%,08/15/06 ++ ...............       250,000            254,480
Qwest Capital Funding
 Inc.,7.90%,08/15/10...................       150,000            152,161
                                                                 664,985
                                                            --------------
LODGING - HOTELS (2.9%)
Hilton Hotel Corp.,7.35%,01/03/01 .....     1,500,000          1,481,940
                                                            --------------
NATURAL GAS - DISTRIBUTION - PIPE LINE
 (0.4%)
Tennessee Gas Pipeline,7.00%,10/15/28 .       230,000            205,664
                                                            --------------
TOTAL CORPORATE BONDS (COST $16,345,572)                      16,336,186
                                                            --------------
FOREIGN AND SUPRANATIONALS (7.4%)
CORPORATE FOREIGN (0.1%)
Inter-American Development Bank
 (Electric Companies),7.38%,01/15/10 ..        55,000             57,311
                                                            --------------
INTERNATIONAL BONDS (7.3%)
Bundesrepub. Deutschland,5.25%,01/04/11       600,000            509,679
Bundesschatzanweisungen,4.50%,03/15/02      1,005,000            844,853
French Treasury Note,5.50%,04/25/10 ...     2,845,000          2,436,018
                                                               3,790,550
                                                            --------------
TOTAL FOREIGN AND SUPRANATIONALS                               3,847,861
 (COST $4,093,551)
                                                            --------------

                                         --------------     --------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (38.6%)
INTEREST ONLY (0.4%)
Federal Home Loan Mortgage                $ 4,898,195       $    203,569
 Corp.,6.50%,12/15/05..................
                                                            --------------
U.S. MORTGAGE BACKED - FHLMC (9.5%)
Federal Home Loan Mortgage
 Corp.,6.88%,09/15/10..................     1,705,000          1,726,841
Federal Home Loan Mortgage
 Corp.,7.50%,12/01/11..................       476,663            480,681
Federal Home Loan Mortgage
 Corp.,7.50%,12/15/30 # ...............     1,950,000          1,948,791
Federal Home Loan Mortgage
 Corp.,8.00%,11/15/30 # ...............       780,000            790,483
                                                               4,946,796
                                                            --------------
U.S. MORTGAGE BACKED - FNMA (22.7%)
Federal National Mortgage
 Assoc.,6.00%,07/01/29.................        25,604             24,012
Federal National Mortgage
 Assoc.,6.50%,11/15/15 # ..............     1,000,000            979,380
Federal National Mortgage
 Assoc.,6.50%,08/01/29.................     2,849,837          2,738,494
Federal National Mortgage
 Assoc.,7.00%,12/15/29 # ..............     3,330,000          3,262,368
Federal National Mortgage
 Assoc.,7.00%,01/01/30.................       973,967            954,176
Federal National Mortgage
 Assoc.,7.50%,07/01/11-10/01/30........       937,990            939,617
Federal National Mortgage
 Assoc.,8.00%,12/15/30 # ..............     1,550,000          1,568,894
Federal National Mortgage
 Assoc.,8.50%,11/01/23-12/01/29........     1,232,024          1,263,398
                                                              11,730,339
                                                            --------------
U.S. MORTGAGE BACKED - GNMA (6.0%)
Government National Mortgage
 Assoc.,7.00%,04/15/26.................       581,939            573,937
Government National Mortgage
 Assoc.,7.38%,04/20/28.................       192,377            193,489
Government National Mortgage
 Assoc.,7.50%,12/15/22-10/15/26........     1,478,270          1,486,715
Government National Mortgage
 Assoc.,7.50%,11/15/30 # ..............       800,000            800,000
Government National Mortgage
 Assoc.,9.50%,07/15/18.................        29,173             30,790
                                                               3,084,931
                                                            --------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED                  19,965,635
 SECURITIES (COST $19,939,774)
                                                            --------------
U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS (4.2%)
COLLATERALIZED MORTGAGE OBLIGATION
 (2.0%)
Marine Midland 1992-1,8.00%,04/25/23 +        287,962            284,362
Prudential Home Mortgage Corp.,
 7.00%,12/25/07 .......................       466,962            457,878

                                         --------------     --------------
COLLATERALIZED MORTGAGE OBLIGATION (CONTINUED)
Prudential Home Mortgage Corp.,
 7.50%,06/25/07 .......................       299,693       $    298,394
                                                               1,040,634
                                                            --------------
U.S. GOVERNMENT - AGENCY (2.2%)
Private Export Funding
 Corp.,5.48%,09/15/03..................       600,000            587,214
Small Business Administration 92-20K,
 7.55%,11/01/12 .......................       551,979            558,499
                                                               1,145,713
                                                            --------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST             2,186,347
 $2,229,497)
                                                            --------------
U.S. TREASURY OBLIGATIONS (26.3%)
Treasury Inflation Index,3.38%,01/15/07       660,000            700,635
Treasury Inflation Index,4.25%,01/15/10       931,000            984,751
U.S. Treasury Bond,6.13%,08/15/29 .....     2,604,000          2,696,754
U.S. Treasury Bond,6.25%,02/15/07 .....       304,000            310,080
U.S. Treasury Bond,8.13%,05/15/21 .....       715,000            891,848
U.S. Treasury Note,5.50%,08/31/01 * ...     4,060,000          4,032,067
U.S. Treasury Note,5.75%,08/15/10 .....         6,000              5,994
U.S. Treasury Note,6.25%,05/15/30 .....       292,000            310,980
U.S. Treasury Note,6.38%,06/30/02 .....       180,000            180,815
U.S. Treasury Note,6.75%,05/15/05 * ...     2,164,000          2,243,462
U.S. Treasury Note,7.00%,07/15/06 .....       322,000            339,308
U.S. Treasury Note,8.13%,08/15/21 .....       715,000            893,078
                                                              13,589,772
                                                            --------------
TOTAL U.S. TREASURY OBLIGATIONS                               13,589,772
 (COST $13,463,714)
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES                               55,925,801
 (COST $56,072,108)
                                                            --------------
SHORT-TERM INVESTMENTS (12.4%)
Cox Communications Inc.,6.72%,11/27/00
 *.....................................     1,700,000          1,691,749
Crown Cork & Seal Co., Inc.,
 7.15%,11/06/00 .......................     1,500,000          1,498,510
Federal National Mortgage
 Assoc.,6.43%,11/02/00.................       933,000            932,833
MCN Energy Enterprises
 Inc.,7.10%,11/01/00...................     2,200,000          2,200,000
U.S. Treasury Bill,6.14%,11/09/00 @ ...       100,000             99,864
TOTAL SHORT-TERM INVESTMENTS                                   6,422,956
 (COST $6,422,956)
                                                            --------------
TOTAL INVESTMENTS (COST $62,669,359)(A)                       62,430,098
OTHER ASSETS LESS LIABILITIES                                (10,678,935  )
                                                            --------------
TOTAL NET ASSETS                                            $ 51,751,163
                                                            --------------


  See Notes to Portfolio of Investments                                      . 9

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
BOND (CONTINUED)

10 See Notes to Portfolio of Investments.

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$62,695,813. Unrealized gains and losses, based on identified tax cost at
October 31, 2000, are as follows:
Unrealized gains..............................            $  248,458
Unrealized losses.............................             (514,173)
                                                --------------------
 Net unrealized loss..........................            $(265,715)
                                                ====================


Information concerning open futures contracts at October 31, 2000 is shown below:
                                       NOTIONAL
                           NO. OF       MARKET      EXPIRATION     UNREALIZED
                         CONTRACTS       VALUE         DATE       GAIN/(LOSS)
                         ----------  -------------  -----------  --------------
    SHORT CONTRACTS
-----------------------
U.S. 2 Yr. Treasury                  $(1,000,625)                  $  (5,103)
Bond...................      5                        Dec 00
U.S. 5 Yr. Treasury                     (100,688)                       (982)
Bond...................      1                        Dec 00
U.S. 10 Yr. Treasury
Bond...................
                             1          (100,703)     Dec 00            (997)
                                     ------------                ------------
                                     $(1,202,016)                  $  (7,082)
                                     ============                ============


* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 2000.
+ Non-income producing security.
+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
# When-issued or delayed delivery security.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2000.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Acquisition date and cost of illiquid securities at October 31, 2000 is shown below:
                                               ACQUISITION
                                                  DATE               COST
                                            -----------------  ----------------
Marine Midland 1992-1, 8.00%, 04/25/23....      03/30/92           $317,882
                                                               ============


The market value of the total illiquid securities above is $284,362 which represents 0.55% of the total net assets.

Category percentages are based on net assets.

    See Notes to Financial Statements.                                        11

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
AETNA GOVERNMENT FUND


                                           PRINCIPAL        MARKET VALUE
                                            AMOUNT
                                          -------------     --------------
LONG-TERM BONDS AND NOTES (85.0%)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES
 (48.0%)
Federal Home Loan Mortgage
 Assoc.,9.50%,07/01/20..................  $    84,253             88,413
Federal Home Loan Mortgage
 Assoc.,10.50%,07/01/20.................      218,278            236,149
Federal Home Loan Mortgage
 Assoc.,11.50%,02/01/16.................      102,929            113,681
Federal Home Loan Mortgage
 Corp.,6.50%,11/15/29 # ................    1,900,000          1,825,786
Federal Home Loan Mortgage
 Corp.,7.00%,07/15/05...................    2,535,000          2,582,531
Federal Home Loan Mortgage Corp. -
 Gold,9.50%,12/01/22....................      134,765            141,464
Federal National Mortgage
 Assoc.,5.13%,12/26/01..................    2,000,000          1,966,240
Federal National Mortgage
 Assoc.,7.00%,12/15/29 # ...............      720,000            705,377
Federal National Mortgage
 Assoc.,7.25%,01/15/10..................      585,000            606,388
Federal National Mortgage
 Assoc.,9.50%,02/01/17..................      282,114            295,965
Federal National Mortgage
 Assoc.,10.00%,06/01/20-10/01/20........      412,199            441,696
Federal National Mortgage
 Assoc.,10.50%,04/01/19.................       52,471             55,578
Government National Mortgage
 Assoc.,7.00%,12/15/23-04/15/26.........    1,046,863          1,033,263
Government National Mortgage
 Assoc.,9.00%,05/15/16-07/15/16.........      559,591            587,218
Government National Mortgage
 Assoc.,9.50%,11/15/21..................       98,020            103,594
Government National Mortgage Assoc. -
 II,
 9.50%,09/20/19 ........................       86,327             88,795
                                                              10,872,138
                                                            --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (6.1%)
Private Export Funding
 Corp.,5.48%,09/15/03...................      300,000            293,607
Small Business Administration
 91-20K,8.25%,11/01/11 .................      503,185            516,705
Small Business Administration
 92-20K,7.55%,11/01/12 .................      551,979            558,499
                                                               1,368,811
                                                            --------------
U.S. TREASURY OBLIGATIONS (30.9%)
Treasury Inflation Index,3.63%,04/15/28
 *......................................    1,000,000          1,025,865
Treasury Inflation Index,4.25%,01/15/10     1,000,000          1,057,734
U.S. Treasury Bond,10.38%,11/15/12 * ...    1,750,000          2,180,657
U.S. Treasury Note,6.13%,08/31/02 ......      500,000            500,935
U.S. Treasury Note,6.75%,05/15/05.......    1,430,000          1,482,510
U.S. Treasury Note,8.13%,08/15/19 ......      325,000            401,575
U.S. Treasury Note,9.88%,11/15/15 * ....      250,000            344,960
                                                               6,994,236
                                                            --------------
TOTAL LONG-TERM BONDS AND NOTES                               19,235,185
 (COST $19,136,003)
                                                            --------------

                                          -------------     --------------
SHORT-TERM INVESTMENTS (24.7%)
Student Loan Marketing
 Assoc.,6.45%,11/01/00..................  $ 5,488,000        $ 5,488,000
U.S. Treasury Bill,6.14%,11/09/00 @ ....      100,000             99,864
TOTAL SHORT-TERM INVESTMENTS                                   5,587,864
 (COST $5,587,864)
                                                            --------------
TOTAL INVESTMENTS (COST $24,723,867)(A)                       24,823,049
OTHER ASSETS LESS LIABILITIES                                 (2,192,860  )
                                                            --------------
TOTAL NET ASSETS                                             $22,630,189
                                                            --------------


NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes amounts to
$24,724,956. Unrealized gains and losses, based on identified tax cost at
October 31, 2000, are as follows:
Unrealized gains..............................             $ 180,530
Unrealized losses.............................              (82,437)
                                                --------------------
 Net unrealized gain..........................             $  98,093
                                                ====================


Information concerning open futures contracts at October 31, 2000 is shown below:
                                       NOTIONAL
                          NO. OF        MARKET      EXPIRATION     UNREALIZED
                         CONTRACTS      VALUE          DATE        GAIN/(LOSS)
                        -----------  ------------  ------------  ---------------
   SHORT CONTRACTS
----------------------
U.S. 10 Yr. Treasury
Bond..................
                             8        $(805,625)      Dec 00       $  (8,540)
                                     ===========                 ============


# When-issued or delayed delivery security.
* Segregated securities for purchases of delayed delivery or when-issued securities held at October 31, 2000.
@ Security pledged to cover initial margin requirements on open futures contracts at October 31, 2000.

Category percentages are based on net assets.

12 See Notes to Financial Statements.

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
MONEY MARKET


                                          PRINCIPAL            VALUE
                                            AMOUNT
                                         --------------     --------------
ASSET-BACKED SECURITIES (52.4%)
Americredit Auto Receivables Trust,
 6.89%,06/05/01 .......................  $  7,794,552       $  7,794,202
ANRC Auto Owner Trust,6.72%,08/15/01 ..    10,822,200         10,822,200
Chevy Chase Auto Receivables Trust,
 6.87%,07/12/01 .......................     4,852,568          4,852,568
CIT Equipment Collateral Owner Trust,
 6.64%,06/20/01 .......................    15,637,542         15,637,542
CNH Equipment Trust,6.18%,04/09/01 ....       386,492            386,492
CNH Equipment Trust,6.66%,10/12/01 ....     2,728,057          2,728,057
Conseco Finance Lease LLC,
 6.84%,08/20/01 .......................     9,765,684          9,765,684
Copelco Capital Funding LLC,
 6.51%,05/14/01 .......................     6,081,869          6,081,869
Dealers Capital Acceptance Trust, Inc.,
 6.70%,11/01/00 .......................    21,500,000         21,500,000
DVI Receivables,6.72%,05/14/01 ........     8,228,245          8,228,245
Eureka Securitization
 Plc,6.52%,11/07/00 ++.................    15,000,000         14,983,700
First Security Auto Owner Trust,
 6.77%,07/15/01 .......................     5,377,791          5,377,791
Ford Credit Auto Owner Trust,
 6.67%,06/15/01........................     9,000,000          9,000,000
Ford Credit Auto Owner Trust,
 6.82%,03/15/01........................     8,072,544          8,072,544
Great America Leasing,6.96%,06/20/01 ..     6,084,783          6,084,783
Honda Auto Receivables Owner Trust,
 6.71%,11/15/01 .......................    10,000,000         10,000,000
Huntington Auto Trust,6.32%,04/15/01 ..     3,053,788          3,053,789
Long Lane Master Trust IV - Series A,
 6.75%,11/13/00 ++ ....................     4,754,000          4,743,304
MMCA Auto Owner Trust 2000-1,
 6.73%,05/15/01 .......................    13,612,213         13,612,213
Onyx Acceptance Owner Trust,
 6.41%,05/15/01 .......................     2,951,227          2,951,227
Onyx Acceptance Owner Trust,
 6.79%,08/15/01 .......................     5,016,483          5,016,483
Orix Credit Alliance Owner Trust,
 6.76%,09/15/01 .......................    16,566,661         16,567,596
Orix Credit Alliance Receivables Trust,
 6.24%,03/15/01 .......................     1,917,727          1,917,727
Racers Series 2000mm,6.64%,05/30/01 ++     20,000,000         19,996,939
Syndicated Loan Funding Trust,
 6.77%,03/15/01 ++ ....................    11,000,000         11,000,000
Textron Financial Corp. Receivables
 Trust,
 6.67%,10/15/01 ++ ....................     4,237,105          4,237,105
Variable Funding Capital,6.65%,11/01/00
 ++....................................    11,445,000         11,445,000
TOTAL ASSET-BACKED SECURITIES                                235,857,060
                                                            --------------
COMMERCIAL PAPER - DOMESTIC (17.0%)
Block Financial Corp.,6.62%,11/30/00 ++     5,000,000          4,973,336
PHH Corp.,6.70%,12/14/00 ..............    13,000,000         12,895,964
PHH Corp.,6.80%,11/01/00 ..............     8,500,000          8,500,000
Popular North America Inc.,6.68%,
 11/14/00-12/20/00 ....................     8,505,000          8,467,751
                                          PRINCIPAL            VALUE
                                            AMOUNT
                                         --------------     --------------
COMMERCIAL PAPER - DOMESTIC (CONTINUED)
Popular North America Inc.,6.70%,
 11/13/00-11/21/00 ....................  $ 13,436,000       $ 13,391,944
Washington Mutual Financial Corp.,
 6.75%,01/24/01 ++ ....................     7,000,000          6,889,750
Wheels Inc.,6.65%,11/07/00 + ..........     2,000,000          1,997,783
Wheels Inc.,6.78%,11/01/00 + ..........    19,500,000         19,500,000
TOTAL COMMERCIAL PAPER - DOMESTIC                             76,616,528
                                                            --------------
CORPORATE NOTES (11.1%)
Bank One Corp.,6.93%,01/16/01 .........     5,000,000          5,001,019
Countrywide Home Loans, Inc.,
 6.73%,09/15/01 .......................    20,000,000         19,993,709
Eaton Corp.,6.58%,11/14/00 ++ .........     5,000,000          4,988,120
Vodafone AirTouch Plc,6.76%,06/05/01 ++    20,000,000         20,000,000
TOTAL CORPORATE NOTES                                         49,982,848
                                                            --------------
AGENCY OBLIGATIONS (3.8%)
Student Loan Marketing Assoc.,
 6.82%,11/13/00-02/01/01 ..............    13,500,000         13,502,329
Student Loan Marketing Assoc.,
 6.85%,03/23/01 .......................     3,450,000          3,451,499
TOTAL AGENCY OBLIGATIONS                                      16,953,828
                                                            --------------
MEDIUM-TERM NOTES - DOMESTIC (12.5%)
American Express Centurion
 Bank,6.59%,10/16/01...................     8,000,000          8,000,000
Associates Corp. N.A.,6.65%,10/01/01 ++    11,000,000         11,000,000
Associates Corp. N.A.,6.66%,10/01/01 ++     6,000,000          6,000,000
Ciesco Lp,6.59%,10/15/01 ..............    11,000,000         11,000,000
Lehman Brothers Holdings Inc.,
 6.87%,09/04/01 .......................     4,600,000          4,607,549
Lehman Brothers Holdings Inc.,
 7.09%,11/06/00 .......................     6,350,000          6,350,275
Pacific Gas & Electric
 Co.,7.06%,10/31/01 ++ ................     4,500,000          4,500,000
Washington Mutual Financial Corp.,
 5.88%,02/27/01 ++ ....................     5,000,000          4,983,962
TOTAL MEDIUM-TERM NOTES - DOMESTIC                            56,441,786
                                                            --------------
MEDIUM-TERM NOTES - FOREIGN (2.4%)
Republic of Argentina,
 Zero Coupon,04/15/01 .................    11,000,000         10,670,883
TOTAL MEDIUM-TERM NOTES - FOREIGN                             10,670,883
                                                            --------------
TOTAL INVESTMENTS
 (COST $446,522,933)(A)                                      446,522,933
OTHER ASSETS LESS LIABILITIES                                  3,476,159
                                                            --------------
TOTAL NET ASSETS                                            $449,999,092
                                                            --------------



    See Notes to Portfolio of Investments.                                    13

INCOME FUNDS
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2000
MONEY MARKET (CONTINUED)

NOTES TO PORTFOLIO OF INVESTMENTS
(a) The cost of investments for federal income tax purposes is identical.
There were no unrealized gains or losses as of October 31, 2000.


+ Restricted security.  This security has been determined to be illiquid under guidelines established by the Board of Directors.
++ Securities that may be resold to "qualified institutional buyers" under Rule
  144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Acquisition date and cost of illiquid securities at October 31, 2000 is shown below:
                                       ACQUISITION
                                           DATE                   COST
                                   --------------------  ----------------------
Wheels Inc., 6.65%, 11/07/00.....        10/06/00             $ 1,997,783
Wheels Inc., 6.78%, 11/01/00.....        10/31/00              19,500,000
                                                         ----------------
                                                              $21,497,783
                                                         ================


The market value of the total illiquid securities above is $21,497,783 which represents 4.78% of the total net assets.

Category percentages are based on net assets.

14 See Notes to Financial Statements.

INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2000


                            BOND       AETNA GOVERNMENT FUND    MONEY MARKET
                         ------------  ---------------------  -----------------
ASSETS:
Investments, at market
 value................   $62,430,098       $24,823,049          $446,522,933
Cash ..................           --               167                15,886
Cash denominated in
 foreign currencies ...          520                --                    --
Receivable for:
 Dividends and interest      713,054           352,574             1,569,875
 Investments sold .....    2,689,230                --             5,512,938
 Fund shares sold .....      255,173             1,746             1,812,037
 Variation margin .....           --             1,875                    --
 Reimbursement from
 Investment Adviser ...           --             5,048                    --
Prepaid expenses ......          544               234                 4,523
                         -----------       -----------          ------------
     Total assets .....   66,088,619        25,184,693           455,438,192
                         -----------       -----------          ------------
LIABILITIES:
Payable for:
 Dividends to
 shareholders.........        18,102             1,689                76,514
 Investments purchased    13,645,763         2,531,661             4,500,000
 Fund shares redeemed .      622,694                --               607,023
 Variation margin .....           15                --                    --
Other liabilities .....       50,882            21,154               255,563
                         -----------       -----------          ------------
     Total liabilities    14,337,456         2,554,504             5,439,100
                         -----------       -----------          ------------
      NET ASSETS ......  $51,751,163       $22,630,189          $449,999,092
                         ===========       ===========          ============
NET ASSETS REPRESENTED
BY:
Paid-in capital .......  $52,963,213       $22,871,101          $450,020,403
Net unrealized gain
 (loss) on investments
 and open futures
 contracts............      (250,391)           90,642                    --
Undistributed net
 investment income ....      133,393            19,328                    --
Accumulated net
 realized loss on
 investments..........    (1,095,052)         (350,882)              (21,311)
                         -----------       -----------          ------------
      NET ASSETS ......  $51,751,163       $22,630,189          $449,999,092
                         ===========       ===========          ============

Cost of investments ...  $62,669,359       $24,723,867          $446,522,933
Cost of cash
 denominated in foreign
 currencies...........   $       518       $        --          $         --
CAPITAL SHARES, $.001
PAR VALUE:
Class I:
 Outstanding ..........    3,122,261         1,108,669           245,786,073
 Net Assets ...........  $31,000,000       $11,020,595          $245,774,283
 Net Asset Value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........   $      9.93       $      9.94          $       1.00
Class A:
 Outstanding ..........    1,995,718         1,148,294           194,463,263
 Net Assets ...........  $19,808,238       $11,412,987          $194,454,258
 Net Asset Value and
 redemption price per
 share
 (net assets divided by
 shares outstanding) ..  $      9.93       $      9.94          $       1.00
 Offering Price (net
 asset value divided by
 1 minus maximum sales
 load)................   $     10.43       $     10.44          $       1.00
Class B:
 Outstanding ..........       34,752             6,798               159,202
 Net Assets ...........  $   344,680       $    67,617          $    159,195
 Net Asset Value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........   $      9.92       $      9.95          $       1.00
Class C:
 Outstanding ..........       60,363            12,989             9,611,865
 Net Assets ...........  $   598,245       $   128,990          $  9,611,356
 Net Asset Value,
 offering and
 redemption price per
 share (net assets
 divided by shares
 outstanding).........   $      9.91       $      9.93          $       1.00


    See Notes to Financial Statements.                                        15

INCOME FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
OCTOBER 31, 2000


16 See Notes to Financial Statements.

INCOME FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED OCTOBER 31, 2000


                                BOND      AETNA GOVERNMENT FUND   MONEY MARKET
                             -----------  ---------------------  --------------
INVESTMENT INCOME:
Dividends .................  $    5,648        $       --         $        --
Interest ..................   3,249,055         1,335,352          28,901,149
                             ----------        ----------         -----------
     Total investment
     income................   3,254,703         1,335,352          28,901,149
                             ----------        ----------         -----------
INVESTMENT EXPENSES:
Investment advisory fees ..     241,025           101,137           1,808,423
Administrative services
 fees......................      48,205            20,227             451,856
Distribution plan fees -
  Class A .................      38,357            23,557                  --
Distribution plan fees -
  Class B .................       1,666             1,063               1,215
Distribution plan fees -
  Class C .................       4,792               879                  --
Shareholder services fees -
 Class B ..................         556               354                 405
Shareholder services fees -
 Class C ..................       1,597               293                  --
Printing and postage fees .       6,632             4,195              46,321
Custody fees ..............      26,636             9,492              17,024
Transfer agent fees .......      40,171            27,135             493,921
Audit fees ................      21,368            20,240              21,281
Directors' fees ...........       1,057               457              11,663
Registration fees .........      17,632            12,892              61,350
Miscellaneous expenses ....       2,414               319               9,634
                             ----------        ----------         -----------
Expenses before
 reimbursement and waiver
 from Investment Adviser ..     452,108           222,240           2,923,093
Expense reimbursement and
 waiver from Investment
 Adviser...................     (42,932)          (54,409)           (236,100)
                             ----------        ----------         -----------
     Net investment
     expenses..............     409,176           167,831           2,686,993
                             ----------        ----------         -----------
Net investment income .....   2,845,527         1,167,521          26,214,156
                             ----------        ----------         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss)
 on:
 Investments ..............     (87,800)         (125,683)            (21,311)
 Options Written ..........      37,574                --                  --
 Futures contracts ........    (117,245)           (9,124)                 --
 Foreign currency related
 transactions..............    (260,575)               --                  --
                             ----------        ----------         -----------
     Net realized loss on
     investments...........    (428,046)         (134,807)            (21,311)
                             ----------        ----------         -----------
Net change in unrealized
 gain or loss on:
 Investments ..............    (110,923)          355,085                  --
 Futures contracts ........     (26,089)           (7,968)                 --
 Foreign currency related
 transactions..............      (5,172)               --                  --
                             ----------        ----------         -----------
     Net change in
     unrealized gain or
     loss on investments ..    (142,184)          347,117                  --
                             ----------        ----------         -----------
Net realized and change in
 unrealized gain or loss on
 investments...............    (570,230)          212,310             (21,311)
                             ----------        ----------         -----------
Net increase in net assets
 resulting from operations   $2,275,297        $1,379,831         $26,192,845
                             ==========        ==========         ===========



    See Notes to Financial Statements.                                        17

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS


                                                          BOND
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................    $ 2,845,527       $  2,474,333
Net realized loss on investments.........       (428,046)          (743,025)
Net change in unrealized gain or loss on
 investments.............................       (142,184)        (1,075,698)
                                             -----------       ------------
 Net increase in net assets resulting
 from operations.........................      2,275,297            655,610
                                             -----------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............     (1,684,227)        (2,104,287)
Class A:
 From net investment income..............       (767,862)          (333,647)
Class B:
 From net investment income..............         (9,281)            (4,549)
Class C:
 From net investment income..............        (26,235)           (30,718)
                                             -----------       ------------
 Decrease in net assets from
 distributions to shareholders...........     (2,487,605)        (2,473,201)
                                             -----------       ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............      5,423,027          9,189,628
 Net asset value of shares issued upon
  reinvestment of distributions..........      1,525,481          1,907,667
 Payments for shares redeemed............     (9,995,317)       (17,127,490)
Class A:
 Proceeds from shares sold...............     15,786,617         12,315,085
 Net asset value of shares issued upon
  reinvestment of distributions..........        726,412            323,857
 Payments for shares redeemed............     (8,691,299)        (2,284,603)
Class B:
 Proceeds from shares sold...............        256,981            198,698
 Net asset value of shares issued upon
  reinvestment of distributions..........          5,240                863
 Payments for shares redeemed............       (112,368)                --
Class C:
 Proceeds from shares sold...............      1,408,642          1,079,999
 Net asset value of shares issued upon
  reinvestment of distributions..........         17,262             13,200
 Payments for shares redeemed............     (1,864,715)          (122,954)
                                             -----------       ------------
 Net increase in net assets from fund
 share transactions......................      4,485,963          5,493,950
                                             -----------       ------------
Net change in net assets.................      4,273,655          3,676,359
NET ASSETS:
Beginning of period......................     47,477,508         43,801,149
                                             -----------       ------------
End of period............................    $51,751,163       $ 47,477,508
                                             ===========       ============
End of period net assets includes
 undistributed net investment income.....    $   133,393       $     35,547
                                             ===========       ============











                                             -----------       ------------



                                             ===========       ============


SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................        548,816            898,536
 Number of shares issued upon
  reinvestment of distributions..........        155,038            186,800
 Number of shares redeemed...............     (1,014,897)        (1,680,650)
                                             -----------       ------------
 Net decrease............................       (311,043)          (595,314)
                                             ===========       ============
Class A:
 Number of shares sold...................      1,601,442          1,210,580
 Number of shares issued upon
  reinvestment of distributions..........         73,813             31,994
 Number of shares redeemed...............       (878,469)          (225,829)
                                             -----------       ------------
 Net increase............................        796,786          1,016,745
                                             ===========       ============
Class B:
 Number of shares sold...................         26,143             19,478
 Number of shares issued upon
  reinvestment of distributions..........            533                 86
 Number of shares redeemed...............        (11,488)                --
                                             -----------       ------------
 Net increase............................         15,188             19,564
                                             ===========       ============
Class C:
 Number of shares sold...................        143,274            105,601
 Number of shares issued upon
  reinvestment of distributions..........          1,757              1,303
 Number of shares redeemed...............       (190,160)           (11,792)
                                             -----------       ------------
 Net increase (decrease).................        (45,129)            95,112
                                             ===========       ============


18 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        19

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                 AETNA GOVERNMENT FUND
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $  1,167,521        $   690,021
Net realized loss on investments.........       (134,807)          (116,795)
Net change in unrealized gain or loss on
 investments.............................        347,117           (486,031)
                                            ------------        -----------
 Net increase in net assets resulting
 from operations.........................      1,379,831             87,195
                                            ------------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............       (618,911)          (542,676)
Class A:
 From net investment income..............       (538,903)          (121,821)
Class B:
 From net investment income..............         (6,367)            (3,253)
Class C:
 From net investment income..............         (5,735)            (6,134)
                                            ------------        -----------
 Decrease in net assets from
 distributions to shareholders...........     (1,169,916)          (673,884)
                                            ------------        -----------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............      4,871,446          4,279,736
 Net asset value of shares issued upon
  reinvestment of distributions..........        614,571            476,891
 Payments for shares redeemed............     (4,390,868)        (8,443,194)
Class A:
 Proceeds from shares sold...............     16,940,547          5,805,058
 Net asset value of shares issued upon
  reinvestment of distributions..........        531,302            119,308
 Payments for shares redeemed............    (12,157,015)          (699,786)
Class B:
 Proceeds from shares sold...............         78,960            154,439
 Net asset value of shares issued upon
  reinvestment of distributions..........          2,915                689
 Payments for shares redeemed............       (167,822)                --
Class C:
 Proceeds from shares sold...............         42,444            126,145
 Net asset value of shares issued upon
  reinvestment of distributions..........          3,338              1,491
 Payments for shares redeemed............        (41,728)          (113,612)
                                            ------------        -----------
 Net increase in net assets from fund
 share transactions......................      6,328,090          1,707,165
                                            ------------        -----------
Net change in net assets.................      6,538,005          1,120,476
NET ASSETS:
Beginning of period......................     16,092,184         14,971,708
                                            ------------        -----------
End of period............................   $ 22,630,189        $16,092,184
                                            ============        ===========
End of period net assets includes
 undistributed net investment income.....   $     19,328        $    21,723
                                            ============        ===========
SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................        500,004            424,983
 Number of shares issued upon
  reinvestment of distributions..........         62,626             47,455
 Number of shares redeemed...............       (449,006)          (836,164)
                                            ------------        -----------
 Net increase (decrease).................        113,624           (363,726)
                                            ============        ===========
Class A:
 Number of shares sold...................      1,716,596            582,416
 Number of shares issued upon
  reinvestment of distributions..........         54,110             11,963
 Number of shares redeemed...............     (1,232,057)           (69,747)
                                            ------------        -----------
 Net increase............................        538,649            524,632
                                            ============        ===========
Class B:
 Number of shares sold...................          8,034             15,367
 Number of shares issued upon
  reinvestment of distributions..........            297                 70
 Number of shares redeemed...............        (16,970)                --
                                            ------------        -----------
 Net increase (decrease).................         (8,639)            15,437
                                            ============        ===========
Class C:
 Number of shares sold...................          4,340             12,499
 Number of shares issued upon
  reinvestment of distributions..........            340                155
 Number of shares redeemed...............         (4,239)           (11,456)
                                            ------------        -----------
 Net increase............................            441              1,198
                                            ============        ===========


20 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        21

INCOME FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                      MONEY MARKET
                                           ----------------------------------
                                              YEAR ENDED         YEAR ENDED
                                           OCTOBER 31, 2000   OCTOBER 31, 1999
                                           ----------------   ----------------
FROM OPERATIONS:
Net investment income ...................   $  26,214,156      $  22,062,472
Net realized loss........................         (21,311)                --
                                            -------------      -------------
 Net increase in net assets resulting
 from operations.........................      26,192,845         22,062,472
                                            -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
 From net investment income..............     (14,947,032)       (13,482,333)
Class A:
 From net investment income..............     (10,781,081)        (8,371,429)
Class B:
 From net investment income..............          (7,815)            (4,484)
Class C:
 From net investment income..............        (478,228)          (204,226)
                                            -------------      -------------
 Decrease in net assets from
 distributions to shareholders...........     (26,214,156)       (22,062,472)
                                            -------------      -------------
FROM FUND SHARE TRANSACTIONS:
Class I:
 Proceeds from shares sold...............     149,181,425        230,408,465
 Net asset value of shares issued upon
  reinvestment of distributions..........      14,291,758         12,949,579
 Payments for shares redeemed............    (202,281,370)      (234,788,242)
Class A:
 Proceeds from shares sold...............     525,344,636        642,480,787
 Net asset value of shares issued upon
  reinvestment of distributions..........      10,469,206          8,131,090
 Payments for shares redeemed............    (522,973,185)      (630,445,060)
Class B:
 Proceeds from shares sold...............         273,849            388,741
 Net asset value of shares issued upon
  reinvestment of distributions..........           6,651              2,948
 Payments for shares redeemed............        (269,084)          (243,904)
Class C:
 Proceeds from shares sold...............      12,119,509          9,145,791
 Net asset value of shares issued upon
  reinvestment of distributions..........         442,590            183,320
 Payments for shares redeemed............      (9,715,182)        (3,479,776)
                                            -------------      -------------
 Net increase (decrease) in net assets
 from fund share transactions............     (23,109,197)        34,733,739
                                            -------------      -------------
Net change in net assets.................     (23,130,508)        34,733,739
NET ASSETS:
Beginning of period......................     473,129,600        438,395,861
                                            -------------      -------------
End of period............................   $ 449,999,092      $ 473,129,600
                                            =============      =============
End of period net assets includes
 undistributed net investment income.....   $          --      $          --
                                            =============      =============









                                            =============      =============



SHARE TRANSACTIONS:
Class I:
 Number of shares sold...................     149,181,424        230,408,465
 Number of shares issued upon
  reinvestment of distributions..........      14,291,758         12,949,579
 Number of shares redeemed...............    (202,281,370)      (234,788,242)
                                            -------------      -------------
 Net increase (decrease).................     (38,808,188)         8,569,802
                                            =============      =============
Class A:
 Number of shares sold...................     525,344,637        642,480,787
 Number of shares issued upon
  reinvestment of distributions..........      10,469,206          8,131,090
 Number of shares redeemed...............    (522,973,185)      (630,445,060)
                                            -------------      -------------
 Net increase............................      12,840,658         20,166,817
                                            =============      =============
Class B:
 Number of shares sold...................         273,850            388,741
 Number of shares issued upon
  reinvestment of distributions..........           6,651              2,948
 Number of shares redeemed...............        (269,084)          (243,904)
                                            -------------      -------------
 Net increase............................          11,417            147,785
                                            =============      =============
Class C:
 Number of shares sold...................      12,119,508          9,145,791
 Number of shares issued upon
  reinvestment of distributions..........         442,590            183,320
 Number of shares redeemed...............      (9,715,182)        (3,479,776)
                                            -------------      -------------
 Net increase............................       2,846,916          5,849,335
                                            =============      =============


22 See Notes to Financial Statements.

    See Notes to Financial Statements.                                        23

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2000
1. ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds, each of which has its own investment objective, policies and restrictions.

This report covers three funds, (each a Fund; collectively, the Funds), Aetna Bond Fund (Bond), Aetna Government Fund, and Aetna Money Market Fund (Money Market).

The Funds are authorized to offer four classes of shares, Class I, Class A, Class B and Class C. Class I is offered principally to institutions. Information regarding sales charges and fees pursuant to Rule 12b-1 of the Act are as follows:

  CLASS I: No sales charges or distribution fees.

  CLASS A: Generally, subject to a front-end sales charge; distribution fees of 0.25% (of average net assets of the class per year), except for Money Market.

  CLASS B: No front-end sales charge; contingent deferred sales charge (CDSC) applies if you sell your shares within six years of purchase; distribution fees of 0.75%; service fees of 0.25%; automatic conversion to Class A shares after eight years.

  CLASS C: No front-end sales charge; CDSC on redemptions made within 18 months of purchase; distribution fees of 0.75% (except for Money Market); service fees of 0.25% (except for Money Market).

Shares in each Class were first made available to the public on the following dates:

                                                    CLASS I          CLASS A         CLASS B     CLASS C
                                                    -------          -------         -------     -------
BOND                                           December 27, 1991  April 15, 1994  March 1, 1999  June 30, 1998
AETNA GOVERNMENT FUND                          December 22, 1993  April 15, 1994  March 1, 1999  June 30, 1998
MONEY MARKET                                   December 27, 1991  April 15, 1994  March 1, 1999  June 30, 1998

The following is each Fund's investment objective:

  BOND seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  AETNA GOVERNMENT FUND seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  MONEY MARKET seeks to provide high current return, consistent with the preservation of capital and liquidity, through investment in high-quality money market instruments.

Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser to each Fund. Aeltus Capital, Inc. (ACI) is each Fund's principal underwriter. Aeltus and ACI are indirect wholly owned subsidiaries of Aetna Inc. (Aetna).

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

A. VALUATION OF INVESTMENTS

Except for Money Market, exchange traded equity investments are stated at market values based upon prices furnished by external pricing sources as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Fixed income securities, with the exception of high yield securities, maturing in more than sixty days for which market quotations are readily available are valued at the mean of the last bid and asked price. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term investments maturing sixty days or less are valued at amortized cost, which when combined with accrued interest, approximates market value. Equity and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors (Board).

Money Market, as permitted by Rule 2a-7 under the Act, carries all investments at amortized cost, which approximates market value.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss on investments.

B. FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds (except for Money Market) may invest in financial futures contracts as a hedge against their existing portfolio securities, to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated portfolio securities. Contracts are recorded at market value and marked-to-market daily. Money Market may not invest in forward foreign currency exchange contracts.

The risks associated with financial futures and forward foreign currency exchange contracts may arise from an imperfect

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on financial futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures and forward foreign currency exchange contracts which remain open at the end of the fiscal year are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C. OPTIONS CONTRACTS

The Funds (except for Money Market) may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

D. SWAP CONTRACTS

Bond may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, Bond will record a realized gain or loss. As of October 31, 2000, Bond had no outstanding swap agreements.

E. ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

F. DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

G. DOLLAR ROLL TRANSACTIONS

Each of the Funds may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

H. FEDERAL INCOME TAXES

Each Fund intends to meet the requirements to be taxed as a regulated investment company for the current year. As such, each Fund is relieved of federal income taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code (Code). Furthermore, by declaring such distributions during the calendar year, each Fund will avoid federal excise taxes in accordance with the applicable provisions of the Code. Thus, the financial statements contain no provision for federal income taxes.

I. DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, certain futures contracts and repurchases of certain securities sold at a loss. In addition, distributions of realized gains from sales of securities held one year or less are taxable to shareholders at ordinary income tax rates rather than preferred capital gain tax rates in accordance with the applicable provisions of the Code.

J. LINE OF CREDIT

Certain series of the Company (including Bond and Aetna Government Fund), certain portfolios of Aetna Variable Portfolios, Inc., Aetna Generation Portfolios, Inc., Aetna Balanced VP, Inc., Aetna Variable Fund, Aetna Income Shares and certain series of Aetna GET Fund, collectively Aetna Mutual Funds, have entered into a revolving credit facility, of up to $300,000,000, with a syndicate of banks led by Citibank, N.A. The revolving credit facility requires the payment of an annual commitment fee of 0.09% based on the average daily unutilized amount of the credit facility. Each of the funds will pay its pro rata share of both the agent fee and commitment fee. Generally, borrowings under the facility accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. No borrowings from the line of credit have been made as of October 31, 2000.

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
K. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3. INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays Aeltus an investment advisory fee expressed as a percentage of each Fund's average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Funds' investment advisory fee ranges and the effective rates before waivers as of October 31, 2000:

                           FEE       EFFECTIVE
                          RANGE         RATE
                          -----      ---------
Bond                   0.50%-0.40%    0.50%
Aetna Government Fund  0.50%-0.40%    0.50%
Money Market           0.40%-0.30%    0.40%

The Company and Aeltus have entered into an Administrative Services Agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets.

Aeltus has entered into a Service Agreement with Aetna Life Insurance and Annuity Company (ALIAC) under which ALIAC will provide various administrative and shareholder services to certain Class I shareholders of the Funds that purchased their shares through ALIAC. In exchange for these services, Aeltus pays ALIAC a fee of up to 0.25% of the average daily net assets associated with those shares. For the period November 1, 1999 through October 31, 2000, Aeltus paid ALIAC $106,438.

The Company has adopted a Shareholder Services Plan for the Class B and Class C shares, except Money Market Class C shares. Under the Shareholder Services Plan, ACI is paid a service fee at an annual rate of 0.25% of the average daily net assets of Class B and Class C shares. This fee is used as compensation for expenses incurred in servicing shareholders' accounts.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A, Class B and Class C shares. The Distribution Plan provides for payments to ACI at an annual rate of 0.25% of the average daily net assets of Class A shares of each Fund (except Money Market) and 0.75% of the average daily net assets of Class B and Class C shares of each Fund (except Class C shares of Money Market). Amounts paid by the Funds are used to pay expenses incurred by ACI in promoting the sale of Class A, Class B and Class C shares.

Presently, the Funds' class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B and Class C shares and service fees in connection with Class B and Class C shares.

4. REIMBURSEMENT AND WAIVER FROM INVESTMENT ADVISER

Aeltus is contractually obligated through December 31, 2000 to reimburse each Fund (except Money Market) for some or all of its operating expenses or to waive fees in order to maintain a certain expense ratio. Reimbursement and waiver arrangements will increase a Fund's yield and total return. Actual expenses for the year ended October 31, 2000 were at contractual limits. Actual expense ratios are included in the Financial Highlights.

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2000 were:

                                           COST OF PURCHASES       PROCEEDS FROM SALES
                                           -----------------       -------------------
Bond                                            $162,190,748              $164,083,515
Aetna Government Fund                             32,590,106                25,158,934

6. CAPITAL LOSS CARRYFORWARDS

It is the policy of each of the Funds to reduce future distributions of realized gains to shareholders to the extent of capital loss carryforwards. Such capital loss carryforwards may be used to offset future capital gains until their respective expiration dates. As of October 31, 2000, the following capital loss carryforwards had been incurred:

                                TOTAL CAPITAL LOSS                     YEAR OF EXPIRATION
                                                                       ---------------
                                   CARRYFORWARD            2003      2005              2007              2008
                                   ------------            ----      ----              ----              ----
Bond                                 $1,075,680        $184,276       $--          $594,394          $297,010
Aetna Government Fund                   358,333          53,515    47,228           114,815           142,775
Money Market                             21,311              --        --                --            21,311

7. OPTIONS

For the year ended October 31, 2000, the following reflects the written option activity:

                                        CALL OPTIONS WRITTEN

                        -------------------------------------------------------
BOND

                        -------------------------------------------------------
Outstanding October              --                 $--              $--
31, 1999
Written                      50,373              74,352               --
Exercised                        --                  --               --
Expired                          --                  --               --
Closed                      (50,373)            (74,352)          37,574
                        -------------------------------------------------------
Outstanding October              --                 $--          $37,574
31, 2000
                        -------------------------------------------------------

INCOME FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
OCTOBER 31, 2000
8. AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 15 billion shares. Of those 15 billion shares, each of the Funds, except Money Market, have been allocated 100 million shares each of Class I, Class A, Class B and Class C; Money Market has been allocated one billion shares each of Class I, Class A, Class B and Class C. As of October 31, 2000, the following shares of the Funds were owned by ALIAC and its affiliates:

                          CLASS I
                          -------
Bond                      1,580,116
Aetna Government Fund       755,432
Money Market            117,703,233

INCOME FUNDS
ADDITIONAL INFORMATION
OCTOBER 31, 2000
1. FUND CLOSURE (UNAUDITED)

On March 1, 2000, the Board of Directors considered and agreed to submit to shareholders a proposal by Aeltus to liquidate Aetna High Yield Fund (High Yield). The Fund was closed to new direct investors on March 6, 2000 and to new retirement plan investors on May 15, 2000. Shareholders approved the proposal on July 28, 2000 and High Yield was closed on August 25, 2000. Below are the results of the shareholder vote:

                     NUMBER OF                         % OF VOTES
                                       --------------------------------------------
                   SHARES VOTING       CAST FOR       CAST AGAINST        ABSTAIN
                   ---------------     ----------     --------------     ----------
   High Yield
                      992,543           70.2%             --%             29.8%



2. SHAREHOLDER MEETING (UNAUDITED)

The shareholders of Aetna Inc. (Aetna), of which Aeltus was an indirect wholly-owned subsidiary, voted in favor of a proposal to sell certain of Aetna's businesses, including Aeltus, to ING Groep N.V. (ING), an integrated financial services provider. Consummation of the transaction has resulted in Aeltus becoming an indirect wholly-owned subsidiary of ING in December 2000.

Under the Act, the transaction resulted in a change in control of Aeltus and therefore, constituted an assignment of the Company's investment advisory agreements. Consequently, Aeltus received approval of new investment advisory agreements from the Board and the shareholders of each Fund. The results of the shareholder meeting held on November 22, 2000, are as follows:

A. ELECTION OF DIRECTORS
The following individuals were elected to serve as Directors of the Company. Every individual named served as a Director prior to this election and there are no other individuals currently serving as Directors of the Company.


                           NUMBER OF                % OF VOTES
                                              -------------------------
                         SHARES VOTING        CAST FOR        WITHHELD
                        -----------------     ----------     ----------
Albert E. DePrince Jr.
                        695,450,143.647       95.737%          4.263%
Maria T. Fighetti
                        695,450,143.647       95.658%          4.342%
J. Scott Fox
                        695,450,143.647       95.644%          4.356%
David L. Grove
                        695,450,143.647       95.539%          4.461%
John Y. Kim
                        695,450,143.647       95.641%          4.359%
Sidney Koch
                        695,450,143.647       95.652%          4.348%
Corine T. Norgaard
                        695,450,143.647       95.628%          4.372%
Richard G. Scheide
                        695,450,143.647       95.610%          4.390%

INCOME FUNDS
ADDITIONAL INFORMATION (CONTINUED)
OCTOBER 31, 2000
B. APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
Shareholders in each Fund voted to approve a new Investment Advisory Agreement (Agreement) between each Fund and Aeltus. The Agreement reflects the acquisition of the financial services and international businesses of Aetna, of which Aeltus is an indirect wholly-owned subsidiary, by ING, with no change in advisory fees payable to Aeltus.

                      NUMBER OF                          % OF VOTES
                                         --------------------------------------------
                    SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   -----------------     ----------     --------------     ----------
Bond
                     2,946,746.809       87.745%           1.937%           10.318%
Government
                     1,566,713.459       98.624%           0.121%            1.255%
Money Market
                   266,060,910.690       87.526%           2.981%            9.493%



C. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
Shareholders of all the Funds of the Company approved the selection of KPMG LLP as independent auditors for all of the Funds for the fiscal year ending October 31, 2001.

                      NUMBER OF                          % OF VOTES
                                         --------------------------------------------
                    SHARES VOTING        CAST FOR       CAST AGAINST        ABSTAIN
                   -----------------     ----------     --------------     ----------
KPMG LLP
                   695,450,143.647       94.875%           1.199%            3.926%

                       THIS PAGE INTENTIONALLY LEFT BLANK

INCOME FUNDS
FINANCIAL HIGHLIGHTS
BOND
BOND



Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $  9.98      $ 10.38      $ 10.22      $ 10.09       $ 10.27
                         -------      -------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.59++       0.57+        0.60+        0.62+         0.65+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (0.12)       (0.41)        0.17         0.13         (0.15)
                         -------      -------      -------      -------       -------
   Total income from
    investment
    operations........      0.47         0.16         0.77         0.75          0.50
                         -------      -------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.52)       (0.56)       (0.61)       (0.62)        (0.68)
                         -------      -------      -------      -------       -------
   Total distributions     (0.52)       (0.56)       (0.61)       (0.62)        (0.68)
                         -------      -------      -------      -------       -------
Net asset value, end
 of period ...........   $  9.93      $  9.98      $ 10.38      $ 10.22       $ 10.09
                         =======      =======      =======      =======       =======

Total return .........      4.88%        1.56%        7.72%        7.72%         5.09%
Net assets, end of
 period (000's) ......   $31,000      $34,268      $41,804      $34,080       $28,864
Ratio of net
 investment expenses
 to average net assets      0.75%        0.75%        0.75%        0.75%         0.75%
Ratio of net
 investment income to
 average net assets ..      6.00%        5.52%        5.79%        6.07%         6.16%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.84%        0.93%        0.97%        1.14%         1.16%
Portfolio turnover
 rate.................    361.83%      174.14%       77.01%       48.56%        42.33%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

34 See Notes to Financial Statements.

BOND
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $  9.98      $ 10.37       $10.22       $10.09        $10.27
                         -------      -------       ------       ------        ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.55++       0.54+        0.57+        0.54+         0.62+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........     (0.10)       (0.39)        0.15         0.13         (0.20)
                         -------      -------       ------       ------        ------
   Total income from
    investment
    operations........      0.45         0.15         0.72         0.67          0.42
                         -------      -------       ------       ------        ------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.50)       (0.54)       (0.57)       (0.54)        (0.60)
                         -------      -------       ------       ------        ------
   Total distributions     (0.50)       (0.54)       (0.57)       (0.54)        (0.60)
                         -------      -------       ------       ------        ------
Net asset value, end
 of period ...........   $  9.93      $  9.98       $10.37       $10.22        $10.09
                         =======      =======       ======       ======        ======

Total return .........      4.62%        1.43%        7.27%        6.89%         4.27%
Net assets, end of
 period (000's) ......   $19,808      $11,963       $1,890       $1,006        $  877
Ratio of net
 investment expenses
 to average net assets      1.00%        1.00%        1.05%        1.50%         1.50%
Ratio of net
 investment income to
 average net assets ..      5.75%        5.27%        5.49%        5.32%         5.47%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.09%        1.18%        1.27%        1.89%         1.91%
Portfolio turnover
 rate.................    361.83%      174.14%       77.01%       48.56%        42.33%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        35

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
BOND
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS B                       2000       TO OCTOBER 31, 1999
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $  9.98          $ 10.29
                                              -------          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.47++           0.31+
 Net realized and change in unrealized gain
 or loss on investments ...................     (0.11)           (0.32)
                                              -------          -------
   Total income from investment operations       0.36            (0.01)
                                              -------          -------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.42)           (0.30)
                                              -------          -------
   Total distributions ....................     (0.42)           (0.30)
                                              -------          -------
Net asset value, end of period ............   $  9.92          $  9.98
                                              =======          =======

Total return ..............................      3.76%           (0.11)%
Net assets, end of period (000's) .........   $   345          $   195
Ratio of net investment expenses to average
 net assets ...............................      1.75%            1.75%(1)
Ratio of net investment income to average
 net assets ...............................      5.00%            4.52%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      1.84%            1.93%(1)
Portfolio turnover rate ...................    361.83%          174.14%



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

36 See Notes to Financial Statements.

BOND
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $  9.97      $ 10.37          $10.31
                                 -------      -------          ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.50++       0.46+           0.17+
 Net realized and change in
 unrealized gain or loss on
 investments..................     (0.14)       (0.39)           0.05
                                 -------      -------          ------
   Total income from
    investment operations ....      0.36         0.07            0.22
                                 -------      -------          ------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.42)       (0.47)          (0.16)
                                 -------      -------          ------
   Total distributions .......     (0.42)       (0.47)          (0.16)
                                 -------      -------          ------
Net asset value, end of period   $  9.91      $  9.97          $10.37
                                 =======      =======          ======

Total return .................      3.76%        0.66%           2.10%
Net assets, end of period
 (000's)......................   $   598      $ 1,052          $  108
Ratio of net investment
 expenses to average net
 assets.......................      1.75%        1.75%           1.75%(1)
Ratio of net investment income
 to average net assets .......      5.00%        4.52%           4.79%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      1.84%        1.93%           1.97%(1)
Portfolio turnover rate ......    361.83%      174.14%          77.01%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        37

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
AETNA GOVERNMENT FUND
AETNA GOVERNMENT FUND



Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $  9.86       $10.29      $  9.99      $  9.80       $ 10.01
                         -------       ------      -------      -------       -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.57++       0.51+        0.53+        0.58+         0.56+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      0.09        (0.45)        0.30         0.21         (0.13)
                         -------       ------      -------      -------       -------
   Total income from
    investment
    operations........      0.66         0.06         0.83         0.79          0.43
                         -------       ------      -------      -------       -------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.58)       (0.49)       (0.53)       (0.60)        (0.64)
                         -------       ------      -------      -------       -------
   Total distributions     (0.58)       (0.49)       (0.53)       (0.60)        (0.64)
                         -------       ------      -------      -------       -------
Net asset value, end
 of period ...........   $  9.94       $ 9.86      $ 10.29      $  9.99       $  9.80
                         =======       ======      =======      =======       =======

Total return .........      6.92%        0.58%        8.54%        8.39%         4.43%
Net assets, end of
 period (000's) ......   $11,021       $9,808      $13,980      $10,217       $10,662
Ratio of net
 investment expenses
 to average net assets      0.70%        0.70%        0.70%        0.70%         0.70%
Ratio of net
 investment income to
 average net assets ..      5.90%        5.00%        5.21%        5.91%         5.67%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      0.97%        1.47%        1.51%        1.70%         1.57%
Portfolio turnover
 rate.................    138.83%       30.72%      181.08%      147.78%        50.48%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

38 See Notes to Financial Statements.

AETNA GOVERNMENT FUND
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $  9.86       $10.29      $  9.99      $  9.79        $10.00
                         -------       ------      -------      -------        ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income      0.55++       0.48+        0.49+        0.51+         0.48+
 Net realized and
 change in unrealized
 gain or loss on
 investments..........      0.08        (0.45)        0.31         0.21         (0.13)
                         -------       ------      -------      -------        ------
   Total income from
    investment
    operations........      0.63         0.03         0.80         0.72          0.35
                         -------       ------      -------      -------        ------
LESS DISTRIBUTIONS:
 From net investment
 income...............     (0.55)       (0.46)       (0.50)       (0.52)        (0.56)
                         -------       ------      -------      -------        ------
   Total distributions     (0.55)       (0.46)       (0.50)       (0.52)        (0.56)
                         -------       ------      -------      -------        ------
Net asset value, end
 of period ...........   $  9.94       $ 9.86      $ 10.29      $  9.99        $ 9.79
                         =======       ======      =======      =======        ======

Total return .........      6.65%        0.34%        8.19%        7.67%         3.75%
Net assets, end of
 period (000's) ......   $11,413       $6,009      $   875      $   531        $  526
Ratio of net
 investment expenses
 to average net assets      0.95%        0.95%        1.03%        1.45%         1.45%
Ratio of net
 investment income to
 average net assets ..      5.65%        4.75%        4.88%        5.16%         4.96%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........      1.22%        1.72%        1.84%        2.45%         2.32%
Portfolio turnover
 rate.................    138.83%       30.72%      181.08%      147.78%        50.48%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        39

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
AETNA GOVERNMENT FUND
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS B                       2000       TO OCTOBER 31, 1999
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......   $  9.86          $10.12
                                              -------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.48++          0.27+
 Net realized and change in unrealized gain
 or loss on investments ...................      0.08           (0.27)
                                              -------          ------
   Total income from investment operations       0.56            0.00
                                              -------          ------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.47)          (0.26)
                                              -------          ------
   Total distributions ....................     (0.47)          (0.26)
                                              -------          ------
Net asset value, end of period ............   $  9.95          $ 9.86
                                              =======          ======

Total return ..............................      5.88%           0.00%
Net assets, end of period (000's) .........   $    68          $  152
Ratio of net investment expenses to average
 net assets ...............................      1.70%           1.70%(1)
Ratio of net investment income to average
 net assets ...............................      4.90%           4.00%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      1.97%           2.47%(1)
Portfolio turnover rate ...................    138.83%          30.72%



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

40 See Notes to Financial Statements.

AETNA GOVERNMENT FUND
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................   $  9.85      $10.29           $ 10.11
                                 -------      ------           -------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.47++      0.40+             0.15+
 Net realized and change in
 unrealized gain or loss on
 investments..................      0.09       (0.45)             0.17
                                 -------      ------           -------
   Total income from
    investment operations ....      0.56       (0.05)             0.32
                                 -------      ------           -------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.48)      (0.39)            (0.14)
                                 -------      ------           -------
   Total distributions .......     (0.48)      (0.39)            (0.14)
                                 -------      ------           -------
Net asset value, end of period   $  9.93      $ 9.85           $ 10.29
                                 =======      ======           =======

Total return .................      5.89%      (0.46)%            3.18%
Net assets, end of period
 (000's)......................   $   129      $  124           $   117
Ratio of net investment
 expenses to average net
 assets.......................      1.70%       1.70%             1.70%(1)
Ratio of net investment income
 to average net assets .......      4.90%       4.00%             4.21%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      1.97%       2.47%             2.51%(1)
Portfolio turnover rate ......    138.83%      30.72%           181.08%




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        41

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
MONEY MARKET
MONEY MARKET



Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS I             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $   1.00     $   1.00     $   1.00     $   1.00      $   1.00
                         --------     --------     --------     --------      --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.06++       0.05+        0.05+        0.05+         0.05+
                         --------     --------     --------     --------      --------
   Total income from
    investment
    operations........       0.06         0.05         0.05         0.05          0.05
                         --------     --------     --------     --------      --------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.06)       (0.05)       (0.05)       (0.05)        (0.05)
                         --------     --------     --------     --------      --------
   Total distributions      (0.06)       (0.05)       (0.05)       (0.05)        (0.05)
                         --------     --------     --------     --------      --------
Net asset value, end
 of period ...........   $   1.00     $   1.00     $   1.00     $   1.00      $   1.00
                         ========     ========     ========     ========      ========

Total return .........       5.97%        4.88%        5.36%        5.49%         5.44%
Net assets, end of
 period (000's) ......   $245,774     $284,594     $276,024     $273,710      $323,281
Ratio of net
 investment expenses
 to average net assets       0.59%        0.50%        0.48%        0.37%         0.30%
Ratio of net
 investment income to
 average net assets ..       5.80%        4.79%        5.24%        5.31%         5.30%
Ratio of expenses
 before reimbursement
 and waiver to average
 net assets ..........       0.65%        0.64%        0.72%        0.81%         0.83%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

42 See Notes to Financial Statements.

MONEY MARKET
Selected data for a fund share outstanding throughout each period:


                        YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                        OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,
       CLASS A             2000         1999         1998         1997          1996
----------------------  -----------  -----------  -----------  -----------   -----------

Net asset value,
 beginning of period .   $   1.00     $   1.00     $   1.00     $   1.00      $   1.00
                         --------     --------     --------     --------      --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income       0.06++       0.05+        0.05+        0.05+         0.05+
                         --------     --------     --------     --------      --------
   Total income from
    investment
    operations........       0.06         0.05         0.05         0.05          0.05
                         --------     --------     --------     --------      --------
LESS DISTRIBUTIONS:
 From net investment
 income...............      (0.06)       (0.05)       (0.05)       (0.05)        (0.05)
                         --------     --------     --------     --------      --------
   Total distributions      (0.06)       (0.05)       (0.05)       (0.05)        (0.05)
                         --------     --------     --------     --------      --------
Net asset value, end
 of period ...........   $   1.00     $   1.00     $   1.00     $   1.00      $   1.00
                         ========     ========     ========     ========      ========

Total return .........       5.97%        4.88%        5.36%        5.49%         5.44%
Net assets, end of
 period (000's) ......   $194,454     $181,623     $161,456     $156,530      $119,849
Ratio of net
 investment expenses
 to average net assets       0.59%        0.50%        0.48%        0.37%         0.30%
Ratio of net
 investment income to
 average net assets ..       5.80%        4.79%        5.24%        5.31%         5.30%
Ratio of expenses
 before reimbursement
 and waiver to
 average net assets ..       0.65%        0.64%        0.72%        0.91%         0.93%



++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        43

INCOME FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
MONEY MARKET
Selected data for a fund share outstanding throughout each period:


                                                               PERIOD FROM
                                                              MARCH 1, 1999
                                             YEAR ENDED     (DATE OF INITIAL
                                             OCTOBER 31,    PUBLIC OFFERING)
                  CLASS B                       2000       TO OCTOBER 31, 1999
-------------------------------------------  -----------   -------------------

Net asset value, beginning of period ......    $ 1.00          $ 1.00
                                               ------          ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ....................      0.05++          0.03+
                                               ------          ------
   Total income from investment operations       0.05            0.03
                                               ------          ------
LESS DISTRIBUTIONS:
 From net investment income ...............     (0.05)          (0.03)
                                               ------          ------
   Total distributions ....................     (0.05)          (0.03)
                                               ------          ------
Net asset value, end of period ............    $ 1.00          $ 1.00
                                               ======          ======

Total return ..............................      4.92%           2.56%
Net assets, end of period (000's) .........    $  159          $  148
Ratio of net investment expenses to average
 net assets ...............................      1.59%           1.50%(1)
Ratio of net investment income to average
 net assets ...............................      4.80%           3.78%(1)
Ratio of expenses before reimbursement and
 waiver to average net assets .............      1.65%           1.64%(1)



(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

44 See Notes to Financial Statements.

MONEY MARKET
Selected data for a fund share outstanding throughout each period:

                                                               PERIOD FROM
                                                              JUNE 30, 1998
                                YEAR ENDED   YEAR ENDED     (DATE OF INITIAL
                                OCTOBER 31,  OCTOBER 31,    PUBLIC OFFERING)
           CLASS C                 2000         1999       TO OCTOBER 31, 1998
------------------------------  -----------  -----------   -------------------

Net asset value, beginning of
 period.......................    $ 1.00       $ 1.00          $ 1.00
                                  ------       ------          ------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income .......      0.06++       0.05+           0.02+
                                  ------       ------          ------
   Total income from
    investment operations ....      0.06         0.05            0.02
                                  ------       ------          ------
LESS DISTRIBUTIONS:
 From net investment income ..     (0.06)       (0.05)          (0.02)
                                  ------       ------          ------
   Total distributions .......     (0.06)       (0.05)          (0.02)
                                  ------       ------          ------
Net asset value, end of period    $ 1.00       $ 1.00          $ 1.00
                                  ======       ======          ======

Total return .................      5.97%        4.88%           1.75%
Net assets, end of period
 (000's)......................    $9,611       $6,765          $  916
Ratio of net investment
 expenses to average net
 assets.......................      0.59%        0.50%           0.48%(1)
Ratio of net investment income
 to average net assets .......      5.80%        4.79%           5.24%(1)
Ratio of expenses before
 reimbursement and waiver to
 average net assets ..........      0.65%        0.64%           0.72%(1)




(1) Annualized.

++ Per share data calculated using the SEC method.

+ Per share data calculated using weighted average number of shares outstanding throughout the period.

    See Notes to Financial Statements.                                        45

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Aetna Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Aetna Bond Fund, Aetna Government Fund and Aetna Money Market Fund, each a series of Aetna Series Fund, Inc. (collectively the Income Funds), including the portfolios of investments as of October 31, 2000, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Income Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian.
 As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Income Funds as of October 31, 2000, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.



Hartford, Connecticut
December 8, 2000

P168ANN (10/00)